Property, Plant and Equipment Disclosure: Property, Plant and Equipment Schedule (Details) - USD ($)	Dec. 31, 2022	Dec. 30, 2022
Details
Leasehold improvements, gross	$ 391,722	$ 391,722
Office and computer equipment, gross	581,352	581,352
Selling equipment, gross	8,354	8,354
Furniture and fixtures, gross	20,511	20,511
Total at cost, gross	1,001,939	1,001,939
Less: Accumulated depreciation (property and equipment)	(951,775)	(911,523)
Property and equipment, net	$ 50,164	$ 90,416